SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) :  June 25, 2002

     CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as company under a Pooling and Servicing Agreement, dated as of March 1, 2002, providing for, inter alia, the issuance of CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-AR8)

               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-77054-02              13-3320910
State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)325-2000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-AR8 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of March 1, 2002 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as seller, Chase Manhattan Mortgage Corporation, as master servicer, Greenpoint Mortgage Funding, Inc., as seller and servicer, Olympus Servicing, L.P., as servicer and special servicer, Bank One, National Association, as trustee, and JPMorgan Chase Bank, as trust administrator.

     On June 25, 2002 distribution was made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on June 25, 2002 is filed as
               Exhibit 99.1 hereto.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  JPMORGAN CHASE BANK, not in its
                                  individual capacity but solely as Trust
                                  Administrator under the Agreement
                                  referred to herein




Date:  July 5, 2002               By:   /s/  Andreas E. Auer
                                        ---------------------------------------
                                        Andreas E. Auer
                                        Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         June 25, 2002

                                  Exhibit 99.1


             Monthly Certificateholder Statement on June 25, 2002

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

                 CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-AR8
                                Statement to Certificate Holders
                                      June 25, 2002


----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                ENDING
               FACE           PRINCIPAL                                                    REALIZED      DEFERRED     PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL        LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
IA     119,659,000.00    117,804,963.29   1,909,219.65       613,567.52    2,522,787.17    0.00        0.00      115,895,743.64
IIA    220,955,000.00    217,490,464.10   2,301,272.26     1,132,568.65    3,433,840.91    0.00        0.00      215,189,191.84
CB1     10,467,000.00     10,453,140.81       7,012.00        56,906.57       63,918.57    0.00        0.00       10,446,128.81
CB2      6,977,000.00      6,967,761.87       4,674.00        37,932.28       42,606.28    0.00        0.00        6,963,087.87
CB3      3,489,000.00      3,484,380.27       2,337.33        18,968.86       21,306.19    0.00        0.00        3,482,042.94
AR              50.00              0.00           0.00             0.00            0.00    0.00        0.00                0.00
CB4      2,020,000.00      2,017,325.35       1,353.23        10,982.26       12,335.49    0.00        0.00        2,015,972.12
CB5      1,652,000.00      1,649,812.61       1,106.70         8,981.53       10,088.23    0.00        0.00        1,648,705.91
CB6      2,020,629.55      2,017,954.07       1,353.65        10,985.68       12,339.33    0.00        0.00        2,016,600.42
TOTALS 367,239,679.55    361,885,802.37   4,228,328.82     1,890,893.35    6,119,222.17    0.00        0.00      357,657,473.55

IX     119,659,000.00    117,804,963.29           0.00        79,224.23       79,224.23    0.00        0.00      115,895,743.64
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
IA    22540VF23   984.50566435      15.95550397      5.12763369    21.08313767          968.55016037        IA         6.250000 %
IIA   22540VF31   984.32017424      10.41511738      5.12578874    15.54090611          973.90505687        IIA        6.248929 %
CB1   22540VF80   998.67591574       0.66991497      5.43676029     6.10667527          998.00600076        CB1        6.532763 %
CB2   22540VF98   998.67591658       0.66991544      5.43676079     6.10667622          998.00600115        CB2        6.532763 %
CB3   22540VG22   998.67591574       0.66991402      5.43676125     6.10667527          998.00600172        CB3        6.532763 %
AR    22540VF72     0.00000000       0.00000000      0.00000000     0.00000000            0.00000000        AR         6.250000 %
CB4   22540VG30   998.67591584       0.66991584      5.43676238     6.10667822          998.00600000        CB4        6.532763 %
CB5   22540VG48   998.67591404       0.66991525      5.43676150     6.10667676          998.00599879        CB5        6.532763 %
CB6   22540VG55   998.67591761       0.66991498      5.43676103     6.10667601          998.00600263        CB6        6.532763 %
TOTALS            985.42129983      11.51381252      5.14893530    16.66274782          973.90748731

IX    22540VF56   984.50566435       0.00000000      0.66208334     0.66208334          968.55016037        IX         0.807004 %
---------------------------------------------------------------------------------------------------------- ------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                               Mark M. Volosov
                     JPMorgan Chase Bank - Structured Finance Services
                            450 West 33 St, 14th fl,
                            New York, New York 10001
                              Tel: (212) 946-7172
                               Fax: 212) 946-8302
                           Email: mark.volosov@chase.com



                                      -6-
                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

                            CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-AR8
                                        Statement to Certificate Holders
                                                June 25, 2002


Section 4.04(a)(i)      Scheduled Principal Payments                                                      242,759.24
                        Principal Prepayments                                                           3,985,569.58

Section 4.04(a)(ii)     Current Interest                                                                1,970,117.57
                        Unpaid Interest                                                                         0.00

Section 4.04(a)(iii)    Certificate Interest Shortfalls                                                         0.00
                        Certificate Principal Shortfalls                                                        0.00

Section 4.04(a)(v)      Aggregate Principal Balance of All Mortgage Loans                             357,657,473.55
                        Aggregate Principal Balance of Group I Mortgage Loans                         125,228,340.82
                        Aggregate Principal Balance of Group II Mortgage Loans                        232,429,132.73

Section 4.04(a)(vi)     Master Servicing Fees                                                                   0.00
                        Servicing Fees                                                                    182,894.51
                        Dividend Mortgage Loan Retained Interest                                            1,507.86

Section 4.04(a)(viii)   Current Advances                                                                1,974,274.00
                        Outstanding Advances                                                            1,974,274.00

Section 4.04(a)(ix)     Delinquent Mortgage Loans

                        Group 1
                                                                    Principal
                        Category                Number               Balance               Percentage
                        1 Month                      17            4,312,589.78                  3.44 %
                        2 Month                       3              339,917.63                  0.27 %
                        3 Month                       0                    0.00                  0.00 %
                        Total                        20            4,652,507.41                  3.71 %

                        Group 2
                                                                    Principal
                        Category                Number               Balance               Percentage
                        1 Month                       0                    0.00                  0.00 %
                        2 Month                       0                    0.00                  0.00 %
                        3 Month                       0                    0.00                  0.00 %
                        Total                         0                    0.00                  0.00 %

                        Group Totals
                                                                    Principal
                        Category                Number               Balance               Percentage
                        1 Month                      17            4,312,589.78                  1.21 %
                        2 Month                       3              339,917.63                  0.10 %
                        3 Month                       0                    0.00                  0.00 %
                         Total                       20            4,652,507.41                  1.31 %
                        *Includes Bankruptcies, Foreclosures and REOs



                        Foreclosures

                        Group 1
                        -------------------------------
                        Number          Principal Balance       Percentage
                           0                  0.00                  0.00%

                        Group 2
                        -------------------------------
                        Number          Principal Balance       Percentage
                           0                  0.00                  0.00%




                                      -7-
                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

                            CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-AR8
                                        Statement to Certificate Holders
                                            June 25, 2002


Section 4.04(a)(x)      REO Properties


                        Group 1
                        -------------------------------
                        Number          Principal Balance       Percentage
                           0                  0.00                  0.00%

                        Group 2
                        -------------------------------
                        Number          Principal Balance       Percentage
                           0                  0.00                  0.00%


Section 4.04(a)(xi)     Current Realized Losses                                                         0.00
                                Group l                                                                 0.00
                                Group ll                                                                0.00
                        Aggregate Realized Losses                                                       0.00
                                Group l                                                                 0.00
                                Group ll                                                                0.00

Section 4.04(a)(xii)    Weighted Average Term to Maturity
                        Group 1                                                                         351
                        Group 2                                                                         356

                                     -8-

                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

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